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[Header]

       Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                    EXHIBIT 10.9


CHASE EQUIPMENT LEASING, INC.                          One Chase Square
                                                       Rochester, New York 14643



                             MASTER LEASE AGREEMENT


This Master Lease Agreement ("Agreement") is made as of August 8, 1997, between CHASE EQUIPMENT LEASING, INC., having its principal place of business at One Chase Square, Rochester, New York 14643 ("Lessor") and NETWORK PLUS, INC., a Corporation having its principal place of business at 234 Copeland Street, Quincy, MA. 02169 ("Lessee").

1. LEASE: Subject to the terms and conditions contained herein, Lessor hereby leases to Lessee and Lessee shall lease from Lessor, various items of personal property (collectively the "Equipment" or individually an "Item") described in one or more Equipment Schedules to be executed substantially in the form attached hereto. The terms "Equipment" and "Item" include, as applicable, any associated software systems and programming. Each Equipment
     Schedule incorporates the terms and conditions of this Agreement, and shall constitute a separate, distinct and independent lease and contractual relationship between Lessor and Lessee. The term "Lease" shall mean the applicable Equipment Schedule which incorporates the terms and conditions of this Agreement. The term "Subsidiary" means any corporation, the majority of the shares of voting stock of which at any time outstanding is, owned directly or indirectly by Lessee or by one or more of its other subsidiaries or by Lessee in conjunction with one or more of its other subsidiaries. By execution of this Agreement, the parties hereto agree to the terms and conditions pursuant to which Equipment may be leased from time to time by Lessor to Lessee.

2. TERMS AND RENTAL PAYMENTS: The term of this Agreement shall commence on the date set forth above and shall continue in effect thereafter so long as any Lease remains in effect. The term of each Equipment Schedule as to all or any Item of Equipment designated on any Equipment Schedule shall commence on the date on which the Lessee executes a Certificate of Acceptance for such Equipment (the "Acceptance Date") and shall continue for a period ending that number of months from the date the first periodic rental payment is due as specified on the applicable Equipment Schedule.

     Rent shall be specified and payable in accordance with the terms as set forth in the Equipment Schedule. All payments shall be made at the office of Lessor at One Chase Square, Rochester, New York 14643 or as otherwise directed by Lessor in writing.

     If Lessee fails to pay any periodic rent payment or other sum to be paid to Lessor after [**] days of the due date, then Lessee shall pay a late charge of [**] per dollar on, and in addition to, the amount of such payment but not exceeding the maximum amount, if any, permitted by law ("Late Charge").

3. NET LEASE: This Lease is a net lease. Lessee's obligation to pay all rent and any other amounts due hereunder shall be absolute and unconditional and, except as expressly provided, shall not be subject to any abatement, deferment, reduction, defense, counterclaim, set-off, or recoupment, including, but not limited to, for example, (i) any existing or future claims of whatever kind or nature against Lessor or the manufacturers) or suppliers) of the Equipment or (ii) termination of Lessee's right of possession and/or the taking of possession of the Equipment thereof by or through Lessor in accordance with this Lease. Except as expressly provided herein, this Lease shall not terminate for any reason, including, but not limited to, any defect in the Equipment or Lessor's title thereto or any destruction or loss of use of any Item of Equipment.



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[Header]

       Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


4. LOCATION AND USE OF EQUIPMENT: Lessee shall be solely responsible to install the Equipment or have it installed, to inspect the Equipment during installation, upon completion of installation to test the Equipment and to accept it pursuant to the terms of this Lease. The full risk of loss arising out of or in connection with delays, partial performance or nonperformance by supplier(s) shall be on Lessee, and Lessor shall not be liable for specific performance of this Lease or for damages if, for any reason, any supplier delays or fails to fill or improperly fills an order.

     During the term of this Lease, the Equipment shall be located at the address specified in the Equipment Schedule and shall not be removed from that address without the prior written consent of Lessor. Lessee covenants and warrants that during the period that any Equipment is leased to Lessee, or its successors or assigns, the Equipment will at all times be used and operated in compliance with the laws of the jurisdictions in which it is located, and in compliance with all acts, rules, regulations, and orders of any commission, board or other legislative, administrative, or judicial body or officer having power to regulate or supervise the use or operation of the Equipment. Lessee shall not install or use the Equipment in such manner or in such circumstances that any part of the Equipment is deemed to be an accession to other personal property or deemed to be real property or a fixture thereon.

5. ERRORS IN ESTIMATED COST: As used herein, "Total Cost" means the cost to Lessor of purchasing and delivering the Equipment to Lessee, including taxes and transportation and other charges. The amount of each rental payment set forth on the Equipment Schedule is based on the Total Cost initially set forth which is an estimate, and each shall be adjusted proportionally if the actual cost of the Equipment differs from said estimate. Lessee hereby authorizes Lessor to correct the figures set forth on the Equipment Schedule(s) when the actual cost is known, and to add to the amount of each rental payment any sales, use or other tax that may be imposed on or measured by rental payments. If the actual cost of the Equipment differs from the estimated cost by more than [**] however, either party at its option may terminate the Lease with respect to the Equipment as to subsequent obligations by giving written notice to the other party within fifteen (15) days after receiving notice of the actual cost or the corrected rentals and Lessee shall reimburse and indemnify Lessor for any existing obligation and/or expenses incurred by Lessor such as but not limited to, open purchase orders and progress payments made to supplier(s).

6. INSPECTION: Lessee shall, whenever requested, advise Lessor of the exact location and condition of the Equipment and shall give Lessor immediate notice of any attachment or other judicial processes, liens or encumbrances affecting the Equipment and indemnify and save Lessor harmless from any loss or damage caused thereby. Lessor may for the purpose of inspection, at all reasonable business hours, enter any building or place where the Equipment is located. Lessor shall be entitled to review Lessee's maintenance records relating to the Equipment.

7.   PRESERVATION OF LESSEE'S EXISTENCE AND BUSINESS:
     (a) Lessee will preserve and keep in full force and effect Lessee's existence, rights, licenses and franchises and those of any Subsidiaries, necessary and material to Lessee's and Subsidiaries' operations taken as a whole.
     (b) Lessee will not make or permit to be made any material change in the character of Lessee's business or operations.

8.   FINANCIAL INFORMATION AND REPORTING:
     (a) Lessee shall annually, within ninety (90) days after the close of Lessee's fiscal year, furnish to Lessor, financial statements of Lessee (including a balance sheet as of the close of such year and statements of income, changes in financial condition and shareholder's equity for such year) prepared in accordance with generally accepted accounting principles and certified by Lessee's



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     independent public accountants. Lessee shall also provide quarterly financial statements of Lessee similarly prepared for each of the first three quarters of each fiscal year, which shall be certified (subject to normal year-end adjustments) by Lessee's chief financial officer and furnished to Lessor within sixty (60) days following the end of the quarter.
     (b) Lessee will furnish Lessor with any and all information regarding Lessee's business, condition or operations, financial or otherwise which Lessee furnishes to any other creditor. This information shall be furnished to Lessor at the same time it is furnished to that creditor.
     (c) Lessee will immediately furnish Lessor with such further information regarding Lessee's business, condition, property, assets or operations, financial or otherwise, as Lessor may from time to time reasonably request, all prepared in form and detail satisfactory to Lessor.
     (d) Lessee will at all times maintain true and complete records and books of account including, without limiting the generality of the foregoing, appropriate reserves for possible losses and liabilities, all in accordance with generally accepted accounting principles consistently applied.
     (e) Lessee shall permit, and cause any Subsidiary to permit, representatives of Lessor (i) to visit and inspect any of the properties of Lessee or any Subsidiary (ii) to examine its or their corporate or partnership books and records, (iii) to make extracts or copies of such books and records, and (iv) to discuss its or their affairs, finances and accounts with its or their officers or partners, as applicable. The foregoing may be done at any time within regular business hours.
     (f) Lessee will promptly notify Lessor in writing of the commencement of any litigation to which Lessee or any of its affiliates may be a party (except for litigation in which Lessee's (or the affiliate's) contingent liability is fully covered by insurance) which, if decided adversely to Lessee would adversely affect or impair the title of Lessor to the Equipment or which, if decided adversely to Lessee would materially adversely affect the business operations or financial condition of Lessee. In addition, Lessee will immediately notify Lessor, in writing, of any judgment against Lessee if such judgment would have the effect described in the preceding sentence.

9.   PAYMENT OF TAXES, DEBTS AND OBLIGATIONS:
     (a) Lessee shall pay all taxes, assessments, fees, charges, penalties and fines imposed upon the Equipment and/or arising out of the lease, use, possession or operation thereof and whether levied or assessed against Lessee or against Lessor. All taxes, fees and similar charges imposed on the ownership, possession or use of the Equipment during the term of this Lease shall be paid by Lessee. In case of failure of Lessee to pay said taxes, fees and similar charges, Lessor may pay the same, and the amount thereof shall be payable by Lessee as additional rent with the next rental payment. (b) Lessee will cause to be paid and discharged all its obligations when due and all lawful taxes, assessments and governmental charges or levies imposed upon Lessee or any Subsidiary, or upon any property, real, personal or mixed, belonging to Lessee or any Subsidiaries, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon the property or any part of it. Notwithstanding the previous sentence, neither Lessee nor any Subsidiary shall be required to cause to be paid and discharged any obligation, tax, assessment, charge, levy or claim so long as its validity is contested in the normal course of business and in good faith by appropriate and timely proceedings and Lessee or any Subsidiary, as the case may be, sets aside on its books adequate reserves with respect to each tax, assessment, charge, levy or claim so contested, nor shall Lessee nor any Subsidiary be required to pay or discharge any trade Indebtedness which is not past its stated due date by more than thirty (30) days.

10. MAINTENANCE: Lessee shall enter into and maintain in force throughout the term of this Lease a maintenance agreement with the equipment manufacturers), or such other qualified maintenance organization as Lessee may select, covering maintenance of the Equipment. Lessee will cause the Equipment to be kept in good working order, repair and maintenance in accordance with the provisions of each maintenance agreement and will make all necessary adjustments and repairs to the Equipment. Any parts installed or replacements made by Lessee to any Item pursuant to



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     Lessee's obligation to maintain the Equipment shall be considered accessions and title thereto shall immediately vest in Lessor. Each manufacturer or service organization is hereby authorized to accept the directions of Lessee with respect thereto. Lessee shall allow the manufacturer(s) or service organization full and free access to the Equipment. All maintenance and service charges, whether under a maintenance agreement or otherwise, shall be borne by Lessee, including the expenses, if any, of a manufacturer's or service organization's customer engineer charged in connection with maintenance and repair services. Lessee covenants that the Equipment will at all times be used and operated in accordance with each manufacturer's instructions and in compliance with any restriction contained in each manufacturer's warranties regarding the Equipment.

11. ALTERATIONS AND ATTACHMENTS: Upon prior written notice to Lessor, Lessee may, at its own expense, make alterations in or add attachments to the Equipment provided any alteration or attachment shall not interfere with the normal operation of the Equipment. The manufacturer may incorporate engineering changes or make temporary alterations to the Equipment upon request by Lessee. All such alterations and attachments, unless Lessor shall otherwise agree in writing, shall be removed by Lessee and the Equipment restored to its original condition, reasonable wear and tear excepted, upon termination of this Lease. If the alteration or attachment interferes with the normal and satisfactory operation or maintenance of the Equipment in a manner as to increase the cost of maintenance of the Equipment, or create a safety hazard, Lessee shall promptly remove the alteration or attachment and restore the Equipment to its normal condition.

12.  INSURANCE; NOTICE OF ACCIDENT:
     (a) At its sole expense, Lessee shall secure and maintain in full force and effect throughout the term of all Equipment Schedules and any extensions or renewals thereof, insurance against all risks including, but not limited to, theft, damage, or destruction of the Equipment in an amount equal to the aggregate Total Cost of all Equipment Schedules written in the broadest form available on usual commercial terms and with carriers acceptable to Lessor. Lessee shall also maintain public liability insurance satisfactory to Lessor and with at least the minimum limits as set forth in the Equipment Schedule.
     (b) Upon execution of the Certificate of Acceptance, Lessee shall deliver the policy or policies or duplicates or certificates thereof, to Lessor. Lessee shall maintain a loss payable endorsement on all such policies in favor of Lessor and its successors and assigns and shall afford to Lessor and its successors and assigns such additional protection as Lessor and its successors and assigns shall reasonably require. All such insurance policies shall name Lessor, its successors and assigns, as additional insureds and expressly provide that any obligations imposed upon the insureds (including, without limitation, the obligation to pay premiums) shall be the obligation solely of Lessee and not the obligations of Lessor, its successors and assigns. Each policy shall expressly provide that (1) the insurance as to Lessor and its successors and assigns shall not be invalidated by any act, omission or neglect of Lessee, (2) the same may not be canceled, modified or allowed to lapse (for failure to renew or otherwise) without at least thirty (30) days prior written notice to Lessor or its successors and assigns, and (3) the insurance shall be primary, without right or contribution of any other insurance carried by or on behalf of Lessor with respect to its interests.

     In the event that any policies insuring against liability risks described above shall now or hereafter provide coverage on a "claims made" basis, Lessee shall continue to maintain such policies in effect for a period of not less than three years after the expiration of the Lease term of any Equipment Schedule.

     (c) Lessor and its successors and assigns may apply the proceeds of insurance to replace or repair the Equipment and/or to satisfy Lessee's obligations hereunder, as determined in Lessor's sole discretion. If Lessee fails to pay when due any insurance premium for any policy written hereunder, then Lessor may make such premium payment and add the amount thereof to the next



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     rent payment, and such premium amounts shall become rent. Lessee appoints
     Lessor as Lessee's attorney-in-fact to make any claim for, to receive payment for and to execute and endorse any documents, checks or other instruments in payment for loss, theft or damage under any such insurance policy. Lessor shall be under no duty to ascertain the existence of any insurance coverage or to examine any certificate of insurance or other evidence of insurance coverage or to advise Lessee in the event the insurance coverage does not comply with the requirements of this Agreement. Lessee will promptly notify the appropriate insurer, Lessor and any assignee, of an accident or occurrence which may become the basis of a claim against the insured. In connection with any claim against Lessor and/or Lessee arising out of the ownership, operation, maintenance and use of the Equipment, Lessee agrees to cooperate with Lessor in defending against such claims, including making Lessee's employees available to Lessor without charge.
     (d) Lessee will maintain, and cause any Subsidiaries to maintain, insurance from duly licensed and responsible insurers on all property of Lessee and any Subsidiaries to its full insurable value, except to the extent limited by applicable insurance law. This insurance shall be against risks of fire and all other risks as fall within "extended coverage" as that term is generally understood in the insurance industry. Lessee shall also maintain, and cause any Subsidiaries to maintain, additional insurance in such amounts and against such risks, including, without limitation, product liability, personal injury, property damage, and workers' compensation, as is usually carried by owners of similar businesses of similar size and profits or as Lessor may reasonably require.

13. INDEMNIFICATION: To the fullest extent permitted by law, Lessor, its officers, employees, agents, successors and assigns, shall not be liable to Lessee for, and Lessee shall indemnify and hold Lessor, its officers, employees, agents, successors and assigns, harmless with respect to any third-party from any liability (including liability for Lessee negligence), claim, loss, damage or expense (including litigation expense) of any kind or nature arising out of this Lease, or the transactions contemplated in this Lease, including, but not limited to: (a) the inadequacy of any Item of Equipment for any purpose; (b) any deficiency or defect in any Item of Equipment; (c) the use or performance or maintenance of any Item of Equipment; (d) any interruption or loss of service, use or performance of any Item of Equipment; or (e) any loss of business or other consequential damage whether or not resulting from any of the foregoing. IN PARTICULAR, LESSOR AND ITS SUCCESSORS AND ASSIGNS SHALL NOT BE LIABLE FOR INJURIES TO PERSONS OR DAMAGE TO ANY ITEM OF EQUIPMENT OR OTHER PROPERTY UNDER ANY THEORY OF STRICT LIABILITY, AND LESSEE SHALL INDEMNIFY AND SAVE LESSOR AND ITS SUCCESSORS AND ASSIGNS HARMLESS FROM ANY SUCH LIABILITY AND ALL COSTS AND EXPENSES IN DEFENDING THE SAME. This obligation to indemnify shall apply from the date of the execution of the Equipment Schedule out of which the claim arises, notwithstanding that the lease term may not have commenced. All of Lessor's and its successors and assigns rights under this section shall survive the termination of this Lease. However, Lessee shall not be required to indemnify Lessor or its successors or assigns for claims arising from events which occur after the Equipment has been redelivered to Lessor, its successors or assigns.

14.  RISK OF LOSS:
     (a) Lessee hereby assumes and shall bear the entire risk of loss, theft, damage and destruction of the Equipment, whether partial or complete, from any cause whatsoever. No loss, theft, damage or destruction of Equipment shall relieve Lessee of the obligation to pay rent or any other obligation of this Lease, and, except as provided below, this Lease shall remain in full force and effect. Lessee shall promptly notify Lessor in writing of any such loss, theft, damage or destruction of the Equipment. Lessor shall not be liable to Lessee for any loss, damage or expense of any kind or nature, caused directly or indirectly by any Item of Equipment or by the use, maintenance, repair, failure, destruction or damage of any Equipment.
     (b) In the event of damage of any kind whatsoever to the Equipment (unless the same is damaged



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[Header]

       Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


     beyond repair), Lessee, at the option of Lessor, shall at Lessee's expense
     (i) place the same in good repair, condition and working order, or (ii) replace the same with like Equipment of the same or a later model, and in good repair, condition and working order and provide Lessor good and valid title thereto.
     (c) In the event that the Equipment is lost, stolen, destroyed or damage beyond repair (any such event is referred to as an "Event of Loss"), Lessee, at the option of Lessor, shall (i) at Lessee's expense replace the same with like Equipment of the same or a later model, in good repair, condition and working order and provide Lessor good and valid title thereto or (ii) pay to Lessor an amount equal to the unpaid balance of the rent and any other sums then due or past due, plus the Stipulated Loss Value attributable to the Equipment (as set forth on Attachment I to the Equipment Schedule) calculated on the rental payment date immediately preceding the date of the loss (this option (ii) shall only be applicable if a Stipulated Loss Value table is referenced in the Equipment Schedule), or (iii) pay to Lessor an amount equal to the unpaid balance of the rent and any other sums then due, plus the balance of any remaining rents (discounted at the rate of [**] percent per annum) attributable to the Equipment during the term and extension thereof, if any, of this Lease. Upon such payment Lessee's obligation to pay further rent for such Equipment shall cease, and Lessee thereupon shall become entitled to the Equipment paid for "as-is-where-is", without recourse or warranty, express or implied, with respect to any matter whatsoever.
     (d) To the extent of Lessee's expense actually incurred to repair or replace the Equipment or of Lessee's payment to Lessor for the loss, theft, damage or destruction of any Item of Equipment, Lessee shall then be entitled to receive from Lessor any insurance or recovery received by Lessor in connection with such loss, theft, damage or destruction, and any amount of insurance or recovery received by Lessor in excess of Lessee's expenses actually incurred or paid to Lessor shall belong to Lessor. Lessor shall not be obligated to deliver to Lessee any insurance or recovery received by Lessor in connection with any loss, theft, damage or destruction until Lessee has provided Lessor with such documents as Lessor shall deem necessary or desirable for purposes of evidencing that the Equipment has been repaired or replaced in accordance with this Section 14.

15. OWNERSHIP OF EQUIPMENT: The Equipment shall at all times remain personal property, and title thereto shall remain solely in Lessor. The Equipment may be removed by Lessor at any time after termination of this Lease. Lessee shall affix tags, decals or plates to the Equipment indicating Lessor's ownership, which type of tag, decal or plate and location may be specified by Lessor, and Lessee shall not permit their removal or concealment. Lessee shall cause each Item of Equipment to be kept numbered with the serial number specified in the Certificate of Acceptance. Lessee shall, at its own expense, protect and defend Lessor's title in the Equipment against all claims and liens of Lessee's creditors and keep the Equipment free and clear of all claims, liens and encumbrances except those resulting from the agreements or acts of Lessor. At Lessor's request Lessee shall obtain and record such instruments and take such steps as may be necessary to prevent any entity from acquiring any rights in the Equipment by reason of the Equipment being claimed as or deemed as real property.

     In the event this Agreement or any Equipment Schedule thereto shall be adjudged or determined not to be a Lease, then Lessor's retention of title to the Equipment shall be construed to be, and Lessee does hereby grant to Lessor, a security interest in the Equipment, insurance covering the Equipment and all of the proceeds of the foregoing.

16. ASSIGNMENT: Neither this Lease nor Lessee's rights hereunder shall be assignable in whole or in part by Lessee except with Lessor's prior written consent, and the provisions hereof shall bind any permitted successors and assigns of Lessee. Lessor shall have the right to assign this Lease or any part thereof. If Lessor assigns the rentals reserved herein or all or any of Lessor's other rights hereunder, or amounts equal thereto, the right of the Assignee to receive the rentals as well as any other right of the Assignee shall not be subject to any defense, setoff, counterclaim, or recoupment



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     which may arise out of any breach or obligation of Lessor in connection herewith or by reason of any other indebtedness or liability at any time owing by Lessor to Lessee. All rentals due hereunder shall be payable to the Assignee by Lessee whether or not this Lease is terminated by operation of law or otherwise, including without limitation, termination arising out of bankruptcy, reorganization or similar proceedings involving Lessor. On receipt of notification of such assignment, Lessee, subject to its rights hereunder, shall become the pledgeholder of the Equipment for and on behalf of the Assignee and will relinquish possession thereof only to the Assignee or pursuant to its written order. Lessee, on receiving notice of any such assignment, shall abide thereby and make payment as may therein be directed. Following any such assignment the term "Lessor" shall be deemed to include or refer to Lessor's Assignee, provided that no such Assignee shall be deemed to assume any obligation or duty imposed upon Lessor hereunder, and Lessee shall look only to Lessor for performance thereof. Lessee is further directed that after assignment of a Lease only Assignee shall have the right or power to compromise, settle, extend or otherwise negotiate the terms of payment under that Lease.

17. SECURITY INTEREST: Where appropriate, Lessor shall file all necessary documents, including UCC financing statements, in connection with this Lease so as to perfect Lessor's security interest under the Lease. Lessee shall execute and deliver to Lessor such documents (including UCC financing statements) as Lessor shall deem necessary or desirable for purposes of evidencing, protecting or recording the rights and interest of Lessor in the Equipment or this Lease and in furtherance of the performance of the terms and conditions of this Lease. All reasonable expenses (including UCC search and filing fees) related thereto shall be paid by Lessee. Lessee hereby irrevocably appoints Lessor as its lawful attorney and agent to execute UCC financing statements on Lessee's behalf and hereby authorizes Lessor to file, at Lessee's expense, such UCC financing statements in any appropriate public office.

18. DISPOSITION: At the expiration or termination of this Lease by lapse of time, or otherwise, Lessee shall return the Equipment to Lessor or its designee at a location designated by Lessor within New York State, with transportation charges (including in-transit insurance), prepaid by Lessee, in the same condition as when received by Lessee, ordinary wear and tear alone excepted, and free of any lien created or suffered by Lessee. To the extent the Lease does not terminate at the end of the Lease term thereof, or the Equipment is not returned to Lessor or its designee, and other rental amounts are not specified therein or mutually agreed to in writing, then the same amount of rent shall continue to be due and payable by Lessee until the Equipment is returned to Lessor or its designee. Lessee shall remain responsible to maintain in full force and effect insurance in accordance with paragraph 12 of this Agreement.

19.  EVENTS OF DEFAULT AND LESSOR'S REMEDIES:
     (a) Each of the following events shall constitute an event of default ("Event of Default") hereunder: (i) Lessee fails to pay any rent or other amount due hereunder within ten (10) days after the same is due and payable; or (ii) Lessee fails to perform any other obligation or observe any condition of this Lease required to be performed or observed by Lessee; or (iii) any representation, warranty or statement made in writing to Lessor by Lessee (or any guarantor of Lessee's obligations under this Agreement) in connection with the transactions contemplated under this Lease shall have been false in any material respect when made; or (iv) Lessee attempts to sell, transfer, encumber, part with possession of, assign or sublet (except as expressly permitted by the provisions hereof) any Item of Equipment; or (v) Lessee fails to insure (pursuant to Section 12 hereof) any Item of Equipment; or (vi) Lessee fails to deliver to Lessor any documents required by Lessor under the Lease; or (vii) Lessee (or any guarantor of Lessee's obligations under this Agreement) is in default under any other agreement with Lessor or any of its affiliates; or (viii) Lessee ceases doing business as a going concern; or (ix) Lessee (or any guarantor of Lessee's obligations under this Agreement) shall consolidate with or merge into any other entity, or convey, transfer or lease substantially all of its



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[Header]

       Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

     assets to any other entity; or (x) the corporate existence of Lessee (or any guarantor of Lessee's obligations under this Agreement) shall terminate; or (xi) any of Lessee's issued and outstanding shares of capital stock are sold, assigned, pledged, transferred, exchanged in a corporate reorganization or otherwise disposed of or new shares of such stock are issued and such sale, assignment, pledge, transfer, exchange, issuance or other disposition results in vesting the "control" of such corporation in a person (or persons) not presently having control and not approved by Lessor in writing prior to such vesting (except for involuntary transfers of such stock by operation of law). "Control" shall be deemed vested in the person or persons owning more than fifty percent (50%) of the number of issued and outstanding shares of such stock, however designated, or holding more than fifty percent (50%) of the voting power for the election of members of the Board of Directors of the Lessee; or (xii) Lessee (a) incurs any accumulated funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974, as amended from time to time and the regulations thereunder, equal to 5% of Consolidated Tangible Net Worth of Lessee or (b) incurs any liability of comparable size to the Pension Benefit Guaranty Corporation; or (xiii) Lessee or any subsidiary fails to comply with the provisions of the Fair Labor Standards Act of 1938, as amended; or (xiv) Lessee is, or permits any subsidiary to be, in violation of any law or regulation, order, writ, injunction or decree of any court or governmental instrumentality or in breach of any agreement or instrument to which Lessee or any Subsidiary is subject or in default thereunder; or (xv) Lessee (or any guarantor of Lessee's obligations under this Agreement) applies for or consents to the appointment of a receiver, trustee, assignee, custodian or liquidator of its business or any substantial part of its property; or (xvi) Lessee (or any guarantor of Lessee's obligations under this Agreement) fails to pay its debts generally as they become due; or (xvii) Lessee (or any guarantor of Lessee's obligations under this Agreement) makes a general assignment for the benefit of creditors; or (xviii) Lessee (or any guarantor of Lessee's obligations under this Agreement) fails within sixty (60) days to lift any execution, garnishment or attachment of such consequences as will impair its ability to carry on its operations under this Lease; or (xix) Lessee (or any guarantor of Lessee's obligations under this Agreement) commences (as the debtor) a case in bankruptcy (including a petition for reorganization or arrangement) under the United States Bankruptcy Code or a proceeding under any state or federal insolvency law; or (xx) a case in bankruptcy or any other proceeding (including a petition for reorganization or arrangement) under the United States Bankruptcy Code or any case or proceeding under any other insolvency law shall be commenced against Lessee (or any guarantor of Lessee's obligations under this Agreement) (as the debtor) involuntarily or a decree or order for relief against Lessee (or any guarantor of Lessee's obligations under this Agreement) (as the debtor) shall be entered in any court of competent jurisdiction, and such case, proceeding or decree or order is not dismissed within forty (40) days after such commencement or entry, or Lessee (or any guarantor of Lessee's obligations under this agreement) shall consent to or admit the material allegations against it in any such case or proceeding; or (xxi) a trustee, assignee, receiver, custodian or agent (however named) is appointed or authorized to take charge of any substantial part of Lessee's (or any guarantor of Lessee's obligations under this Agreement) property.
     (b) Upon the occurrence of any Event of Default, Lessor may declare the Lessee in default. At its option, Lessor may declare a default in all Leases and any other agreement between Lessor, or any affiliate of Lessor, and Lessee except as specifically exempted therefrom by Lessor in such declaration. In the case of an Event of Default, Lessor or its agents shall have the right, at their option, to exercise any or all of the rights and remedies available to a secured party under the Uniform Commercial Code and, in addition, to do any or all of the following: (i) to declare immediately due and payable without notice or demand to Lessee an amount equal to the balance of unpaid rent and any other sums then due plus the balance of the rent and any other sums to become due (discounted at the rate of [**] percent per annum) during the term and extension thereof, if any, of this Lease; and/or (ii) to sue for and recover from Lessee an amount equal to the unpaid balance of rent and any other sums then due plus the balance of rents and any other sums to become due (discounted at the rate of [**] percent per annum) during the term and extension thereof, if any, of

[Header]

       Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

     this Lease (hereinafter "Unpaid Rent"); and/or (iii) to take possession of any or all Item(s) of Equipment without demand or notice wherever the same may be located without any court order or other process of law. Upon taking possession of any or all Item(s) of Equipment, Lessor at its option may (i) lease the repossessed Equipment to any third party on such terms and conditions as Lessor may determine, or (ii) sell the Equipment or any part thereof at public auction or at private sale. In the event Lessor re-lets the repossessed Equipment, then Lessor shall credit against the Unpaid Rent the present value of the aggregate of the rent to be received from the re-lease during the remaining term of the applicable Equipment Schedules (discounted at a rate equal to the sum of the prime interest rate in effect at The Chase Manhattan Bank, on the date such re-lease is entered into [**]). In the event Lessor sells the repossessed Equipment, then Lessor shall credit all amounts received from the sale, less expenses incurred in connection therewith, to the Unpaid Rent due. Lessee hereby agrees to peaceably deliver the Equipment to Lessor upon demand after an Event of Default is declared by Lessor; Lessee waives any and all damages occasioned by such taking possession. Any such taking of possession shall not constitute a termination of this Lease and shall not relieve Lessee of its original obligation hereunder unless Lessor expressly so notifies Lessee in writing.
     (c) Should any proceeding be instituted by Lessor to recover any monies due and/or to become due hereunder and/or for the possession of the Equipment, Lessee shall pay a reasonable sum as attorney's fees and collection agency fees, court costs and repossession expenses.

     The exercise, or the beginning of exercise by the Lessor of any one or more of such remedies described above shall not constitute the exclusive election of such remedies and shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies.

20. LESSEE'S AND LESSOR'S WARRANTIES: (a) Lessee hereby warrants and represents to Lessor, its successors and assigns that: (i) Lessee's execution and performance of this Lease has been duly authorized by all necessary corporate action and is not now and will not be in conflict with Lessee's charter or by-laws, or with any indenture, contract or agreement by which it is bound, or with any statute, judgment, decree, rule or regulation binding upon it; (ii) no consent or approval of any trustee or holder of any indebtedness or obligation of Lessee, and no consent or approval of any governmental authority, is necessary for Lessee's execution or performance of this Lease; (iii) there is no litigation or other proceeding pending, or to the best of the Lessee's knowledge, threatened against or affecting Lessee which, if decided adversely to Lessee would adversely affect or impair the title of Lessor to the Equipment or which, if decided adversely to Lessee would materially adversely affect the business operations or financial condition of Lessee; (iv) all balance sheets, statements of profit and loss and other financial data that have been delivered to Lessor with respect to Lessee are complete and correct in all material respects, fairly present the financial condition of the Lessee on the dates for which, and the results of its operations for the periods for which, the same have been furnished and have been prepared in accordance with generally accepted accounting principles consistently applied; (v) there has been no material adverse change in the condition of Lessee, financial or otherwise, since the date of the most recent financial statements delivered to Lessor; (vi) this Lease is valid and binding and enforceable against Lessee in accordance with its terms, subject to enforcement limitations imposed by rules of equity or by bankruptcy or similar laws. Upon Lessor's request, Lessee shall submit to Lessor an opinion of Lessee's counsel that the above warranties and representations are true.
     (b) Lessor hereby warrants and represents to Lessee, its successors and assigns that: (i) Lessor's execution and performance of this Lease has been duly authorized by all necessary corporate action and is not now and will not be in conflict with Lessor's charter and by-laws, or with any indenture, contract or agreement by which it is bound, or with any statute, judgment, decree, rule or regulation binding upon it; (ii) no consent or approval of any trustee or holder of any indebtedness or obligation of Lessor, and no consent or approval of any governmental authority, is necessary for Lessor's execution or performance of this Lease; and (iii) this Lease is valid and binding and enforceable against Lessor in accordance with its terms, subject to enforcement limitations imposed by rules of equity or by bankruptcy or similar laws.

21.  JOINT AND SEVERAL LIABILITY; AUTHORITY TO SIGN; SUBSIDIARIES; PURCHASE OF
     EQUIPMENT: If more than one party executes this Lease as Lessee, each such party shall be jointly and severally bound by the terms and provisions of this Lease. Any person who signs as an officer or agent for a corporation, partnership or other entity warrants that he has authority from such corporation, partnership or other entity to enter into this Lease on its behalf. Each Item of Equipment delivered pursuant to this Lease by Lessor to a Subsidiary of Lessee or to any entity or person designated by Lessee, whether at the request of Lessee or such Subsidiary, entity or person shall be Equipment for all purposes of this Lease, and Lessee shall be and remain primarily liable for its obligations under this Lease with respect to such Equipment. Lessor shall not be obligated to purchase and deliver any Item of Equipment unless Lessor has executed an Equipment Schedule covering the Equipment.

22. MODIFICATION: No change, modification, or alteration of, and no additions to, the terms of this Lease shall be effective or binding on Lessor unless the same is in writing and signed by Lessor (except if the Lease term is automatically extended per Section 18 hereof). In the event of conflict between the terms of this Lease and the Equipment Schedule, the Equipment Schedule shall govern.

23.  NOTICES:
     (a) Lessee will immediately notify Lessor in writing with full details if
     (i) any event occurs or any condition exists which constitutes, or which but for a requirement of lapse of time or notice or both would constitute, an Event of Default under Part 19, or which might materially and adversely affect the financial condition or operations of Lessee or of any Subsidiary or (ii) any representation or warranty made in the Master Lease Agreement or in any writing related to it may for any reason cease in any material respect to be true and complete.

     (b) All notices relating to this Lease, shall be in writing and shall be deemed given when delivered or when deposited in the U.S. mail, certified, postage prepaid and addressed with the Ml name and address of the appropriate party set forth above, or to such other address as may have been furnished by written notice from the party to whom notice is sent.

24. TIME OF ESSENCE; ENTIRE AGREEMENT; WAIVER; SURVIVAL OF TERMS: Time is of the essence of this Lease. This Lease constitutes the entire agreement between the parties and shall be binding upon the parties and their respective successors or assigns, and shall only be amended by a written instrument signed by Lessor and Lessee. Any waiver of the performance of any of the terms, conditions or covenants hereof by either party shall not be construed as thereafter waiving any such terms, conditions or covenants, but the same shall remain in full force and effect, as if no such waiver has occurred. Lessee's obligations and liabilities under this Lease shall not be affected by the expiration or earlier termination of this Lease.

25. APPLICABLE LAW: This Lease shall be governed by and in accordance with the laws of the State of New York. At Lessor's option, any action or proceeding relating directly or indirectly to this Lease shall be tried in a court of competent jurisdiction located in the State of New York. Lessee hereby consents to jurisdiction of any court of competent jurisdiction chosen by Lessor. This Lease shall be deemed to have been made in the State of New York, regardless of the order in which it was executed.

26. HEADINGS: The headings of each numbered paragraph are for reference only and constitute no part of this Lease.

27. ACKNOWLEDGMENTS AND WARRANTIES: Lessee acknowledges that it has selected both (a) the Equipment and (b) the manufacturer and/or supplier from whom Lessor is to purchase it.
     LESSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND, AS TO LESSEE, LESSOR LEASES THE EQUIPMENT AS IS. NO DEFECT OR UNFITNESS OF THE EQUIPMENT SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR OF ANY OTHER OBLIGATION UNDER THIS LEASE. LESSOR WARRANTS TO LESSEE THAT, SO LONG AS NO EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, LESSOR WILL NOT INTERFERE WITH THE LESSEE'S USE AND POSSESSION OF THE EQUIPMENT.

     If the Equipment is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against the manufacturer or supplier. Lessor hereby agrees to assign to Lessee, solely for the purpose of making and prosecuting any such claim, all of the rights which Lessor has against such manufacturer or supplier for breach of warranty or other representation respecting the Equipment to the extent the same are assignable.

28. LESSOR'S RIGHT TO CURE: Upon Lessee's failure to perform any of its duties under a Lease, Lessor may, but shall not be obligated to, perform any or all such duties, and Lessee shall pay an amount equal to the expenses thereof to Lessor forthwith upon demand by Lessor. No such performance of any or all such duties by Lessor shall be deemed to cure any Event of Default of Lessee.

29. ADDITIONAL ASSURANCES: If Lessor shall request, Lessee shall execute and deliver to Lessor such documents as Lessor shall reasonably deem necessary or desirable.

     Lessee hereby authorizes Lessor to make corrections, if necessary, to the description of Equipment, quantities, model numbers, and/or serial numbers, on the Equipment Schedule, Certificate of Acceptance, UCC- 1 financing statements covering the Equipment and all other related documents. Lessor will provide Lessee with a copy of the corrected Equipment Schedule.

30. MODIFICATIONS/ADDITIONAL PROVISIONS: See attached Addendum, if there are any modifications or additions hereto.




IN WITNESS WHEREOF, THE PARTIES HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED AS OF THE DATE FIRST ABOVE WRITTEN.


CHASE EQUIPMENT LEASING, INC.                     LESSEE: NETWORK PLUS, INC.


BY: /s/ Janice M. SCHAWILLIE                      BY: /s/ STEVEN SHAPIRO
    Janice M. Schawillie                              Steven Shapiro


TITLE: CONTRACT ADMINISTRATOR                     TITLE: Chief Financial Officer

(REV.2/93)

[Header]

       Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                    AMENDMENT

                                       TO



MASTER LEASE AGREEMENT DATED AUGUST 8,1997 BETWEEN CHASE EQUIPMENT LEASING, INC. ("LESSOR") AND NETWORK PLUS, INC. ("LESSEE").

The following modifications are hereby incorporated in and made a part of the above referenced Master Lease Agreement effective as of the date first written above. Capitalized terms used herein shall have the meaning attributable to them in GAAP (Generally Accepted Accounting Principles)

Lessee and Lessor hereby agree as follows:

    Section 19, EVENTS OF DEFAULT AND LESSOR'S REMEDIES: In part (a), subsection
    (vii), add the following after the word affiliates "or with Fleet Bank".

    Additionally, insert as new events of defaults in Part (a) as separate subsections beginning after subsection (xxi): ;or (xxii) No two consecutive quarterly losses, commencing with periods after the December 31, 1997 fiscal quarter- or (xxiii) The ratio of Consolidated Total Liabilities to Consolidated Net Worth shall not exceed [**] until such time as the "Warrants" (Tel-Save) are exercised; at such time the ratio shall not exceed [**].

                            EQUIPMENT SCHEDULE NO. 1
              to Master Lease Agreement dated as of AUGUST 8, 1997

This is Counterpart NO. ONE of TWO serially numbered, manually executed counterparts. To the extent that this document constitutes chattel paper under the Uniform Commercial Code, no security interest in this document may be created through transfer and possession of any counterpart other than Counterpart No. ONE.

This Equipment Schedule is made as of AUGUST 8, 1997, between, CHASE EQUIPMENT LEASING INC. ("Lessor") having its principal place of business at One Chase Square, Rochester, New York 14643 and NETWORK PLUS, INC. ("Lessee") having its principal place of business at 234 COPELAND STREET, QUINCY, MA 02169.

1. LEASE. Subject to the terms and conditions set forth in this Equipment Schedule, Lessor hereby leases to Lessee and Lessee leases from Lessor the items of personal property (collectively the "Equipment" or individually an "Item") described in Section 2. Capitalized terms used herein shall have the meanings attributed to them in this Equipment Schedule or in the Master Lease Agreement incorporated herein.

2.   DESCRIPTION OF EQUIPMENT AND TOTAL COST.

     Computer equipment as further described on the attached Schedule of Leased Equipment.
                                                              TOTAL COST
                                                              $1,521,442.00

3.   SUPPLIER(s).

     COMPUTER SALES INTERNATIONAL, INC.

4. LOCATION OF ITEMS OF EQUIPMENT: (If other than Lessee's address as set forth above)

5.   RENT. (includes Partial Rent and Periodic Rent)

(a) Partial Rent = Amount of rent, if any, from            (a) $3,664.65
Acceptance Date to but excluding the date of the first
Periodic Rental Payment calculated by multiplying
1/30th of the Periodic Rental Payment by such number of days elapsed. Such Partial Rent is due on the date of the first Periodic Rental Payment. All Periodic Rental
Payments shall be due on the first day of the month unless otherwise specified below.

(b) Periodic Rental Term                                   (b) Thirty-six months


(c) Periodic Rental Payment (subject to change;
    see Section 9 below)                                   (c) $45,902.19

(d) Date of first Periodic Rental Payment                  (d) OCTOBER 1, 1997

(e) Number of Periodic Rental Payment Periods              (e) 36 monthly

[Header]

       Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


(f) Sales Tax: Each Periodic Rental Payment is subject to sales tax of 5% per payment or such other percentages or amounts as may from time to time be in effect.

6. TERMS. The terms and conditions of the above referenced Master Lease Agreement are incorporated in this Equipment Schedule and made a part of this Lease. This Equipment Schedule constitutes a separate Lease, evidenced by the executed copies hereof.

7. THE EQUIPMENT. Lessor, at the express request of Lessee, has ordered or shall order the Equipment set forth in this Equipment Schedule from supplier(s) selected solely by Lessee. Lessor has made no representations or recommendations regarding Lessee's choice of supplier(s). Lessee negotiated the style, quality, price, delivery date(s) and all other terms relating to the Equipment directly with the suppliers) and without Lessor's assistance or participation.

8. INSURANCE. Lessee shall maintain insurance as provided in Section 12 of the Master Lease Agreement. The required public liability policy shall have limits of at least [**], bodily injury and property damage combined.

9. RENT ADJUSTMENT. The Periodic Rental Payment as indicated above is indexed to a representative 36 month Treasury Note = [**] and based on a lease factor = [**]. If, when the Lessee executes and delivers to Lessor the Certificate of Acceptance as to the date of its acceptance of the Equipment ("Date of Acceptance"), there has been a change in the 36 Month Treasury Note rate, then Lessor shall adjust the lease rate factor (either up or down) by an adjustment factor = [**] for every basis point change in the [**] rate. Lessee shall confirm its acceptance of the change by inserting the new Periodic Rental Payment on the Certificate of Acceptance.

10.  ADDITIONAL PROVISIONS:

                RIDER I - TAX INDEMNIFICATION
                RIDER 11 - OPTIONS AT LEASE MATURITY
                ATTACHMENT 1 - STIPULATED LOSS VALUES

IN WITNESS WHEREOF, the parties have caused this Equipment Schedule to be duly executed as of the date first above written.

CHASE EQUIPMENT LEASING, INC.                  LESSEE:      NETWORK PLUS,
INC.

[Header]

       Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


CHASE EQUIPMENT LEASING, INC. (LESSOR)                                    PAGE 1
ONE CHASE SQUARE
ROCHESTER, NEW YORK 14643




                          SCHEDULE OF LEASED EQUIPMENT

                                       TO

EQUIPMENT SCHEDULE NO. 1 DATED AUGUST 8,1997 UNDER MASTER LEASE AGREEMENT DATED AUGUST 8,1997, BETWEEN NETWORK PLUS, INC. AS LESSEE AND CHASE EQUIPMENT LEASING, INC. AS LESSOR.

QTY  MANUFACTURERS MODEL AND DESCRIPTION                SERIAL NUMBER     COST
3    DIGITAL ALPHA SERVER 4100/UNTX CLUSTER 5/466 MHZ                     [**]
     CPU 4 MB CACHE, I GB MEMORY

2    DIGITAL ALPHA SERVER 4100 5/466 MHZ CPU, 4 MB                        [**]
     CACHE, I GB MEMORY (DEVELOPMENTAL SERVERS)

1    IMPLEMENTATION SERVICES                                              [**]
1    EMC SYMMETRIX 3430                                                   [**]
1    PRIORIS ZX 6200 NP/2 BASE SYSTEM (ADSM SERVER)                       [**]
1    ATL 4/52 TAPE LIBRARY                                                [**]
1    ADSM SOFTWARE                                                        [**]
1    ADSM SERVICES                                                        [**]
1    SQL BACKTRACK                                                        [**]
2    PRIORIS ZX 6200 MP/2 BASE SYSTEM (NETWARE SERVERS)                   [**]
                                                              SUBTOTAL    [**]
     LESS: BERKSHIRE DISCOUNT                                            ([**])
                                                              SUBTOTAL    [**]
1    OPEN SYMMETRIX MANAGER                                               [**]
9    SQL                                                                  [**]
1    PRIORIS ZX 6200 MP/2 BASE SYSTEM (BACKUP SERVER)                     [**]
1    NETWORK COMPONENTS                                                   [**]
1    CISCO CATALYST 5500                                                  [**]
2    EMC SYMMETRIX DISK PACKS                                             [**]
1    BEST POWER FE 7000 UPS                                               [**]




                                                      TOTAL COST: $1,521,442.00

TOGETHER WITH ALL PARTS, FITTINGS, CABLES, ACCESSORIES, ATTACHMENTS, FIXTURES, RENEWALS, IMPROVEMENTS, SUBSTITUTIONS, AND REPLACEMENTS TO THE EQUIPMENT, WHETHER NOW OWNED OR HEREAFTER ACQUIRED, AND TOGETHER WITH ALL RENTS, PROCEEDS, INCOME AND PROFITS DERIVED THEREFROM.

                                     RIDER 1

                               TAX INDEMNIFICATION


        This Rider is appended to and made part of Equipment Schedule No. 1, dated AUGUST 8, 1997 (the "Lease"), between Chase Equipment Leasing, Inc. ("Lessor") and NETWORK PLUS, INC. ("Lessee").

        This Lease has been entered into on the basis that Lessor shall be entitled to such deductions, credits and other tax benefits as are provided by federal, state and local law to an owner of property ("Tax Benefits") including, without limitation Modified Accelerated Cost Recovery deductions on the Equipment allowed under Section 168 of the Internal Revenue Code of 1986, as amended (the "Code") for "5 year property".

        If Lessor shall lose, shall not have or shall lose the right to claim, or if there shall be disallowed or recaptured with respect to Lessor, all or any portion of the Tax Benefits as are provided to an owner of property with respect to any Equipment ("Loss") then on the next succeeding rental payment date after written notice to Lessee by Lessor that a Loss has occurred, or if there be no such date, thirty days following such notice, Lessee shall pay Lessor an amount which, in the reasonable opinion of Lessor and after deduction of all taxes required to be paid by Lessor with respect to the receipt of such amount, will cause the Lessor's net after-tax return over the term of the Lease in respect of such Equipment to equal the net after-tax return that would have been available if Lessor had been entitled to the utilization of all of the Tax Benefits.

        For purposes of this Rider, a Loss shall occur upon the earliest of (i) the happening of any event (such as disposition or change in use of any Equipment) which may cause such Loss, (ii) the payment by Lessor to the Internal Revenue Service of the tax increase resulting from such Loss, or (iii) the adjustment of the tax return of Lessor to reflect such Loss. Lessor shall not be entitled to a payment under this Rider on account of any Loss due solely to one or more of the following events: (aa) a failure of Lessor to claim timely or properly the Tax Benefits for the Equipment in the tax return of the Lessor;
(bb) a disqualifying change in the nature of the Lessor's business or liquidation thereof; (cc) a Foreclosure by any person holding through Lessor of a lien on the Equipment, which foreclosure results solely from an act of Lessor; or (dd) the failure of Lessor to have sufficient taxable income or tax liability to utilize such Tax Benefits.

        All of the Lessor's rights and privileges arising from the indemnities contained in this Rider shall survive the expiration or other termination of this Lease.

        For the purposes of this Rider the term "Lessor" shall include any affiliated group (within the meaning of Section 1504 of the Code) of which Lessor is a member for any year in which a consolidated income tax return is filed for such affiliated group.

        IN WITNESS WHEREOF, the parties have executed this Rider.

CHASE EQUIPMENT LEASING, INC.                          LESSEE: NETWORK PLUS INC.

                                    RIDER II
                 TO EQUIPMENT SCHEDULE NO. 1- (THE "LEASE) UNDER
                   MASTER LEASE AGREEMENT DATED: AUGUST 8,1997
                                     BETWEEN
                    CHASE EQUIPMENT LEASING, INC. ("LESSOR")
                                       AND
                         NETWORK PLUS, INC., ("LESSEE")
                            OPTIONS AT LEASE MATURITY



        The following provisions are hereby agreed upon and made a part of the above-referenced Lease. Capitalized terms used herein but not defined shall have the meanings attributable to them in the Equipment Schedule or the Master Lease Agreement incorporated thereunder. Provided LESSEE has faithfully performed and carried out the terms and conditions of the Lease, on it's part to be kept and performed, and no Event of Default shall have occurred and be continuing, LESSEE may:

        1. PURCHASE. Notwithstanding any provision contained in the Lease to the contrary, at the expiration of the Periodic Rental Term hereof, at its option, LESSEE may purchase from LESSOR, and LESSOR shall sell to LESSEE, not less than all of the Equipment described on Equipment Schedule No. I to Master Lease Agreement dated AUGUST 8, 1997 "as-is, whereis," without recourse or warranty expressed or implied, for a cash consideration ("Purchase Price") equal to the sum of the then Fair Market Value of the Equipment determined as hereinafter provided, not to exceed 10% of the original cost of the Equipment, plus any sales or use taxes, and other taxes (except taxes measured by the income of LESSOR), fees or charges applicable to the sale and delivery of the Equipment.

        a. NOTICE. LESSEE shall exercise option by giving LESSOR written notice, at least ninety (90) days prior to the expiration of the Periodic Rental Term, of LESSEE's intent to purchase the Equipment.

        b. Fair MARKET VALUE. The "Fair Market Value" of the Equipment shall be an amount mutually agreed upon by LESSOR and LESSEE; provided that if LESSOR and LESSEE are unable to agree upon the Fair Market Value of the Equipment, or Items thereof, within 30 days after receipt by LESSOR of LESSEE's notice of election to exercise this purchase option, the Fair Market Value shall be determined by an appraiser selected by mutual agreement of the LESSOR and LESSEE. The fees and costs of the appraisal shall be shared equally by LESSOR and LESSEE.

        c. PAYMENT. LESSEE shall pay to LESSOR the Purchase Price in full on or before the expiration of the Periodic Rental Term of the Lease.

        d. TITLE. All of LESSOR's rights, title and interest to and in the Equipment shall pass to LESSEE upon receipt by LESSOR of the Purchase Price in full.

        e. OTHER TERMS AND CONDITIONS. If LESSEE has exercised its option to purchase the Equipment and if the Purchase Price in full is not received by LESSOR on or before the expiration of the Periodic Rental Term, LESSEE hereby agrees to be bound by and to carry out each of the terms and conditions of the Lease, including, but not limited to, the payment of rent, assumption of risk of loss, maintenance of insurance and maintenance of the Equipment, until such time as LESSOR receives the Purchase Price in full. The amount of rent to be paid by LESSEE shall be pro-rated to the date upon which the Purchase Price is received by LESSOR in full.



                                       OR

        2. RENEWAL. At its option, LESSEE may renew the Lease, for not less than all of the Equipment, annually for a monthly rental payment based on the Fair Market Value of the Equipment and the prevailing rates charged by the LESSOR. All other terms and conditions of the Lease shall remain in effect.

LESSOR: CHASE EQUIPMENT LEASING, INC.                 LESSEE: NETWORK PLUS. INC.

[Header]

       Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  ATTACHMENT 1


                           STIPULATED LOSS VALUE TABLE
                                       TO
                  EQUIPMENT SCHEDULE NO. 1 DATED AUGUST 8,1997
                 BETWEEN CHASE EQUIPMENT LEASING, INC. (LESSOR)
                         AND NETWORK PLUS, INC. (LESSEE)


             STIPULATED LOSS VALUE: The Stipulated Loss Value of the Vehicle(s) shall be an amount equal to the Total Cost of the Vehicle(s) multiplied by the applicable percentage set forth below, plus any previously unpaid Rent or other sums due on or before the date of payment to Chase Equipment Leasing, Inc. Such Stipulated Loss Value payment is due on or before the first day of the month following the Event of Loss. (The Percentage Loss Value next to the corresponding Payment No. does not include the monthly rental for that period).

                 PERCENTAGE                       PERCENTAGE
  PAYMENT NO.    LOSS VALUE     PAYMENT NO.       LOSS VALUE
  -----------    ----------     -----------       ----------

      1          [**]              19               [**]
      2          [**]              20               [**]
      3          [**]              21               [**]
      4          [**]              22               [**]
      5          [**]              23               [**]
      6          [**]              24               [**]
      7          [**]              25               [**]
      8          [**]              26               [**]
      9          [**]              27               [**]
      10         [**]              28               [**]
      11         [**]              29               [**]
      12         [**]              30               [**]
      13         [**]              31               [**]
      14         [**]              32               [**]
      15         [**]              33               [**]
      16         [**]              34               [**]
      17         [**]              35               [**]
      18         [**]              36               [**]

                            CERTIFICATE OF ACCEPTANCE


Under Equipment Schedule No. 1 dated as of August 8, 1997 (the "Lease"), between CHASE EQUIPMENT LEASING, INC. (the "Lessor") and NETWORK PLUS, INC. (the "Lessee"),

1. ITEMS OF EQUIPMENT, The Lessee hereby certifies and warrants to Lessor that the following Items of Equipment have been delivered to the location indicated on the Equipment Schedule, tested and inspected by the Lessee, or Lessee has had a reasonable opportunity to do so, found to BE in good order and accepted as Items of Equipment under the Lease, all as of the date indicated below. Lessee approves full payment thereof by Lessor to supplier(s). To the extent not available upon Lessee's execution of the Equipment Schedule, Lessee hereby authorizes Lessor to insert serial numbers of the Equipment on this Certificate of Acceptance, the Equipment Schedule, UCC-1 financing statements covering such Equipment and all other related documents, when made available by the suppliers).

     (a) DATE OF ACCEPTANCE: 8/12, 1997
     (b) DESCRIPTION OF EQUIPMENT AND LESSOR'S COST:

      Computer equipment as further described on the attached Schedule of Leased Equipment.

     PERIODIC RENTAL PAYMENT: $45,902.19            TOTAL COST    $1,521,442.00

2. REPRESENTATIONS BY THE LESSEE, The Lessee hereby represents and warrants to Lessor that (i) no Event of Default or event which, with the giving of notice or the lapse of time or both, would become such an Event of Default under the Lease has occurred and is continuing, and (ii) the Lessee has obtained, and there are in full force and effect, all insurance policies with respect to the Equipment and public liability required to be obtained under the terms of the Lease.

3. SHOULD LESSEE HEREAFTER DISCOVER ANY DEFECT, UNFITNESS OR FAILURE OF PERFORMANCE OF EQUIPMENT (INCLUDING) WITHOUT LIMITATION, SOFT ' WARE SYSTEMS AND PROGRAMMING), LESSEE'S OBLIGATIONS TO LESSOR, INCLUDING THE OBLIGATION TO PAY RENTS WHEN DUE, REMAIN IN EFFECT AS MORE FULLY STATED IN THE TERMS AND CONDITIONS OF THE LEASE. IN SUCH EVENT, LESSEE'S EXCLUSIVE RECOURSE SHALL BE AGAINST THE MANUFACTURER, SUPPLIER, PROGRAMMER AND/OR SERVICING AGENT FOR THE EQUIPMENT, AS IN LESSEES JUDGMENT APPEARS APPROPRIATE.



                           LESSEE: NETWORK PLUS, INC.

                            EQUIPMENT SCHEDULE NO. 2
              to Master Lease Agreement dated as of AUGUST 8, 1997



This is Counterpart NO.ONE of TWO serially numbered, manually executed counterparts. To the extent that this document constitutes chattel paper under the Uniform-n Commercial Code, no security interest in this document may be created through transfer and possession of any counterpart other than Counterpart No. ONE.

This Equipment Schedule is made as of OCTOBER 21,1997, between, CHASE EQUIPMENT LEASING, INC. ("Lessor") having its principal place of business at One Chase Square, Rochester, New York 14643 and NETWORK PLUS, INC. ("Lessee") having its principal place of business at 234 COPELAND STREET, QUINCY, MA 02169.

1. LEASE. Subject to the terms and conditions set forth in this Equipment Schedule, Lessor hereby leases to Lessee and Lessee leases from Lessor the items of personal property (collectively the "Equipment" or individually an "Item") described in Section 2. Capitalized terms used herein shall have the meanings attributed to them in this Equipment Schedule or in the Master Lease Agreement incorporated herein.

2. DESCRIPTION OF EQUIPMENT AND TOTAL COST.

     Telephone switching equipment as further described on the attached Schedule of Leased Equipment.

                                                  TOTAL COST       $3,450,000.00

3.   SUPPLIER(s).

     SALE LEASEBACK

4. LOCATION OF ITEMS OF EQUIPMENT: (If other than Lessee's address as set forth above)
     234 COPELAND STREET, QUINCY, MA 02169, & I
     SOUTH AVENUE, SUITE 204, ORLANDO, FL

5.   RENT. (includes Partial Rent and Periodic Rent)

(a) Partial Rent = Amount of rent, if any, from
    Acceptance Date to but excluding                        (a) $5,924.52
the date of the first Periodic Rental Payment calculated by multiplying 1/30th of the Periodic Rental
Payment by such number of days elapsed. Such Partial
Rent is due on the date of the first Periodic Rental
Payment. All Periodic Rental Payments shall be due on the first day of the month unless otherwise specified below.

(b) Periodic Rental Term                                    (b) Sixty months

(c) Periodic Rental Payment (subject to change;
    see Section 9 below)                                    (c) 68,020.22

(d) Date of first Periodic Rental Payment                   (d) DECEMBER 1, 1997

(e) Number of Periodic Rental Payment Periods               (e) 60 monthly

(f) Sales Tax: Each Periodic Rental Payment is subject to sales tax of *% or
    $ per payment or such other percentages or amounts as may from time to time be in effect.

     MASSACHUSETTS           5%

[Header]

       Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


     FLORIDA                 6%

6. TERMS The terms and conditions of the above referenced Master Lease Agreement are incorporated in this Equipment Schedule and made a part of this Lease. This Equipment Schedule constitutes a separate Lease, evidenced by the executed copies hereof.

7. THE EQUIPMENT. Lessor, at the express request of Lessee, has ordered or shall order the Equipment set forth in this Equipment Schedule from suppliers) selected solely by Lessee. Lessor has made no representations or recommendations regarding Lessee's choice of suppliers). Lessee negotiated the style, quality, price, delivery date(s) and all other terms relating to the Equipment directly with the suppliers) and without Lessor's assistance or participation.

8. INSURANCE. Lessee shall maintain insurance as provided in Section 12 of the Master Lease Agreement. The required public liability policy shall have limits of at least [**], bodily injury and property damage combined.

9. RENT ADJUSTMENT. The Periodic Rental Payment as indicated above is indexed to a representative 60 month Treasury Note = [**] and based on a lease factor = [**]. If, when the Lessee executes and delivers to Lessor the Certificate of Acceptance as to the date of its acceptance of the Equipment ("Date of Acceptance"), there has been a change in the 60 Month Treasury Note rate, then Lessor shall adjust the lease rate factor (either up or down) by an adjustment factor = [**] for every basis point change in the [**] RATE. LESSEE SHALL CONFIRM ITS ACCEPTANCE OF THE CHANGE BY INSERTING THE NEW PERIODIC RENTAL PAYMENT ON THE CERTIFICATE OF ACCEPTANCE.

10.  ADDITIONAL PROVISIONS:
     RIDER I - TAX INDEMNIFICATION
     RIDER 11 - OPTIONS AT LEASE MATURITY
     ATTACHMENT 1 - STIPULATED LOSS VALUES

IN WITNESS WHEREOF, THE PARTIES HAVE CAUSED THIS EQUIPMENT SCHEDULE TO BE DULY EXECUTED AS OF THE DATE FIRST ABOVE WRITTEN.

CHASE EQUIPMENT LEASING, INC.                         LESSEE: NETWORK PLUS, INC.

[Header]

       Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


CHASE EQUIPMENT LEASING, INC. (LESSOR)
Page 1
ONE CHASE SQUARE
ROCHESTER, NEW YORK 14643



                          SCHEDULE OF LEASED EQUIPMENT

                                       TO


EQUIPMENT SCHEDULE NO. 2 DATED October 21,1997 UNDER MASTER LEASE AGREEMENT DATED August 8,1997, BETWEEN NETWORK PLUS, INC. AS LESSEE AND CHASE EQUIPMENT LEASING, INC. AS LESSOR.

QTY            MANUFACTURERS MODEL AND DESCRIPTION       SERIAL NUMBER     COST
LOCATION:      234 COPELAND STREET

               QUINCY, MA 02169

               DMS 250

1              SWITCHING EQUIPMENT                                         [**]
1              SWITCHING EQUIPMENT                                         [**]
1              SWITCHING EQUIPMENT                                         [**]
1              SWITCHING EQUIPMENT                                         [**]
                                                           SUBTOTAL        [**]
               LESS                                                       ([**])
                                                           SUBTOTAL        [**]
               DMS 250/300 UPGRADE
1              DMS 250/300 CONVERSION                                      [**]
1              DMS 250/300 CONVERSION                                      [**]
1              DMS 250/300 CONVERSION                                      [**]
1              DMS 250/300 CONVERSION                                      [**]
                                                           SUBTOTAL        [**]
               INTERNATIONAL UPGRADE
1              EQUIPMENT UPGRADE FOR QUINCY                                [**]
               SWITCH(AMERICAN INTERNATIONAL PHONE)
1              INTERNATIONAL UPGRADE                                       [**]
                                                           SUBTOTAL        [**]
                                         LOCATION SUBTOTAL                 [**]
LOCATION: 1 SOUTH ORANGE AVE., SUITE 204
               ORLANDO, FL 32801
               DMS 250
1              SWITCHING EQUIPMENT NORTHERN TELECOM                        [**]
1              FLORDIA SWITCHING EQUIPMENT(NORTEL)                         [**]
               SWITCHING EQUIPMENT (NORTHERN TELECOM)                      [**]
1              SWITCHING EQUIPMENT (NORTHERN TELECOM)                      [**]
                                                           SUBTOTAL        [**]
                                         LOCATION SUBTOTAL                 [**]

                                                        TOTAL COST $3,450,000.00

Together with all parts, fittings, cables, accessories, attachments, fixtures, renewals, improvements, substitutions, and replacements to the Equipment, whether now owned or hereafter acquired, and together with all rents, proceeds, income and profits derived therefrom.

                                     RIDER I
                               TAX INDEMNIFICATION




        This Rider is appended to and made part of Equipment Schedule No.2, dated OCTOBER 21, 1997(the "Lease"), between Chase Equipment Leasing, Inc. ("Lessor") and NETWORK PLUS, INC. ("Lessee").

        This Lease has been entered into on the basis that Lessor shall be entitled to such deductions, credits and other tax benefits as are provided by federal, state and local law to an owner of property ("Tax Benefits") including, without limitation Modified Accelerated Cost Recovery deductions on the Equipment allowed under Section 168 of the Internal Revenue Code of 1986, as amended (the "Code") for "5 year property".

        If Lessor shall lose, shall not have or shall lose the right to claim, or if there shall be disallowed or recaptured with respect to Lessor, all or any portion of the Tax Benefits as are provided to an owner of property with respect to any Equipment ("Loss") then on the next succeeding rental payment date after written notice to Lessee by Lessor that a Loss has occurred, or if there be no such date, thirty days following such notice, Lessee shall pay Lessor an amount which, in the reasonable opinion of Lessor and after deduction of all taxes required to be paid by Lessor with respect to the receipt of such amount, will cause the Lessor's net after-tax return over the term of the Lease in respect of such Equipment to equal the net after-tax return that would have been available if Lessor had been entitled to the utilization of all of the Tax .Benefits.

        For purposes of this Rider, a Loss shall occur upon the earliest of (i) the happening of any event (such as disposition or change in use of any Equipment) which may cause such Loss, (ii) the payment by Lessor to the Internal Revenue Service of the tax increase resulting from such Loss, or (iii) the adjustment of the tax return of Lessor to reflect such Loss. Lessor shall not be entitled to a payment under this Rider on account of any Loss due solely to one or more of the following events: (aa) a failure of Lessor to claim timely or properly the Tax Benefits for the Equipment in the tax return of the Lessor;
(bb) a disqualifying change in the nature of the Lessor's business or liquidation thereof, (cc) a foreclosure by any person holding through Lessor of a lien on the Equipment, which foreclosure results solely from an act of Lessor; or (dd) the failure of Lessor to have sufficient taxable income or tax liability to utilize such Tax Benefits.

        All of the Lessor's rights and privileges arising from the indemnities contained in this Rider shall survive the expiration or other termination of this Lease.

        For the purposes of this Rider the term "Lessor" shall include any affiliated group (within the meaning of Section 1504 of the Code) of which Lessor is a member for any year in which a consolidated income tax return is filed for such affiliated group.

IN WITNESS WHEREOF, the parties have executed this Rider.

CHASE EQUIPMENT LEASING, INC.                         LESSEE: NETWORK PLUS, INC.

                                    RIDER II
                 TO EQUIPMENT SCHEDULE NO. 2 (THE "LEASE") UNDER
                  MASTER LEASE AGREEMENT DATED: AUGUST 8, 1997
                                     BETWEEN
                    CHASE EQUIPMENT LEASING, INC. ("LESSOR")
                                       AND
                          NETWORK PLUS, INC. ("LESSEE")

                            OPTIONS AT LEASE MATURITY





        The following provisions are hereby agreed upon and made a part of the above-referenced Lease. Capitalized terms used herein but not defined shall have the meanings attributable to them in the Equipment Schedule or the Master Lease Agreement incorporated thereunder. Provided LESSEE has faithfully performed and carried out the terms and conditions of the Lease, on it's part to be kept and performed, and no Event of Default shall have occurred and be continuing, LESSEE may:

        1 PURCHASE. Notwithstanding any provision contained in the Lease to the contrary, at the expiration of the Periodic Rental Term hereof, at its option, LESSEE may purchase from LESSOR, and LESSOR shall sell to LESSEE, not less than all of the Equipment described on Equipment Schedule No. 2 to Master Lease Agreement dated AUGUST 8, 1997 "as-is, where-is," without recourse or warranty expressed or implied, for a cash consideration ("Purchase Price") equal to the sum of the then Fair Market Value of the Equipment determined as hereinafter provided, not to exceed 12% of the original cost of the Equipment, plus any sales or use taxes, and other taxes (except taxes measured by the income of LESSOR), fees or charges applicable to the sale and delivery of the Equipment.

        a. NOTICE. LESSEE shall exercise option by giving LESSOR written notice, at least ninety (90) days prior to the expiration of the Periodic Rental Term, of LESSEE's intent to purchase the Equipment.

        b. FAIR MARKET VALUE. The 'Fair Market Value" of the Equipment shall be an amount mutually agreed upon by LESSOR and LESSEE; provided that if LESSOR and LESSEE are unable to agree upon the Fair Market Value of the Equipment or Items thereof, within 30 days after receipt by LESSOR of LESSEE's notice of election to exercise this purchase option, the Fair Market Value shall be determined by an appraiser selected by mutual agreement of the LESSOR and LESSEE. The fees and costs of the appraisal shall be shared equally by LESSOR and LESSEE.

        c. PAYMENT. LESSEE shall pay to LESSOR the Purchase Price in full on or before the expiration of the Periodic Rental Term of the Lease.

        d. TITLE. All of LESSOR's rights, title and interest to and in the Equipment shall pass to LESSEE upon receipt by LESSOR of the Purchase Price in full.

        e. OTHER TERMS AND CONDITIONS. If LESSEE has exercised its option to purchase the Equipment and if the Purchase Price in full is not received by LESSOR on or before the expiration of the Periodic Rental Term, LESSEE hereby agrees to be bound by and to carry out each of the terms and conditions of the Lease, including, but not limited to, the payment of rent, assumption of risk of loss, maintenance of insurance and maintenance of the Equipment, until such time as LESSOR receives the Purchase Price in full. The amount of rent to be paid by LESSEE shall be prorated to the date upon which the Purchase Price is received by LESSOR in full.


                                       OR


        2. RENEW At its option, LESSEE may renew the Lease, for not less than all of the Equipment, annually for a monthly rental payment based on the Fair Market Value of the Equipment and the prevailing rates charged by the LESSOR. All other terms and conditions of the Lease shall remain in effect.




LESSOR. CHASE EQUIPMENT LEASING, INC.                 LESSEE: NETWORK PLUS, INC.

[Header]

       Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                  ATTACHMENT 1
                             STIPULATED LOSS VALUES
                                      UNDER
                  EQUIPMENT SCHEDULE NO 2 DATED OCTOBER 21,1997
          BETWEEN CHASE EQUIPMENT LEASING, INC. AND NETWORK PLUS, INC.




STIPULATED LOSS VALUE: The Stipulated Loss Value of the Equipment or any Item thereof shall be an amount equal to the Cost of the Equipment or Item multiplied by the applicable percentage set forth below, plus any previously unpaid Rent or other sums due on or before the date of payment to Chase Equipment Leasing, Inc. Such Stipulated Loss Value payment is due on or before the first day of the month following the Event of Loss. (The Percentage Loss Value next to the corresponding Pmt. No. does not include the monthly rental for that period).

           PERCENTAGE               PERCENTAGE
PMT NO.    LOSS VALUE     PMT NO.   LOSS VALUE
-------    ----------     -------   ----------

  1        [**]             31      [**]
  2        [**]             32      [**]
  3        [**]             33      [**]
  4        [**]             34      [**]
  5        [**]             35      [**]
  6        [**]             36      [**]
  7        [**]             37      [**]
  8        [**]             38      [**]
  9        [**]             39      [**]
  10       [**]             40      [**]
  11       [**]             41      [**]
  12       [**]             42      [**]
  13       [**]             43      [**]
  14       [**]             44      [**]
  15       [**]             45      [**]
  16       [**]             46      [**]
  17       [**]             47      [**]
  18       [**]             48      [**]
  19       [**]             49      [**]
  20       [**]             50      [**]
  21       [**]             51      [**]
  22       [**]             52      [**]
  23       [**]             53      [**]
  24       [**]             54      [**]
  25       [**]             55      [**]
  26       [**]             56      [**]
  27       [**]             57      [**]
  28       [**]             68      [**]
  29       [**]             59      [**]
  30       [**]             60      [**]

                            CERTIFICATE OF ACCEPTANCE



Under Equipment Schedule No. 2 dated as of October 21, 1997 (the "Lease"), between CHASE EQUIPMENT LEASING, INC. (the "Lessor") and NETWORK PLUS, INC. (the "Lessee").

1. ITEMS OF EQUIPMENT. The Lessee hereby certifies and warrants to Lessor that the following Items of Equipment have been delivered to the location indicated on the Equipment Schedule, tested and inspected by the Lessee, or Lessee has had a reasonable opportunity to do so, found to be in good order and accepted as Items of Equipment under the Lease, all as of the date indicated below. Lessee approves full payment thereof by Lessor to supplier(s). To the extent not available upon Lessee's execution of the Equipment Schedule, Lessee hereby authorizes Lessor to insert serial numbers of the Equipment on this Certificate of Acceptance, the Equipment Schedule, UCC- 1 financing statements covering such Equipment and all other related documents, when made available by the supplier(s).

     (a) DATE OF ACCEPTANCE:   10/21 1997
     (b) DESCRIPTION OF EQUIPMENT AND LESSOR'S COST!:

     Telephone switching equipment as further described on the attached Schedule of Leased Equipment.

PERIODIC RENTAL PAYMENT: $68,100.93              TOTAL COST       $3,450,000.00


2. REPRESENTATIONS BY THE LESSEE The Lessee hereby represents and warrants to Lessor that (i) no Event of Default or event which, with the giving of notice or the lapse of time or both, would become such an Event of Default under the Lease has occurred and is continuing, and (ii) the Lessee has obtained, and there are in full force and effect, all insurance policies with respect to the Equipment and public liability required to be obtained under the terms of the Lease.

3. SHOULD LESSEE HEREAFTER DISCOVER ANY DEFECT, UNFITNESS OR FAILURE OF PERFORMANCE OF EQUIPMENT (INCLUDING WITHOUT LIMITATION, SOFTWARE SYSTEMS AND PROGRAMMING), LESSEE'S OBLIGATIONS TO LESSOR,, INCLUDING THE OBLIGATION TO PAY RENTS WHEN DUE, REMAIN IN EFFECT AS MORE FULLY STATED IN THE TERMS AND CONDITIONS OF THE LEASE. IN SUCH EVENT, LESSEE'S EXCLUSIVE RECOURSE SHALL BE AGAINST THE MANUFACTURER, SUPPLIER, PROGRAMMER AND/OR SERVICING AGENT FOR THE EQUIPMENT AS IN LESSEE'S JUDGMENT APPEARS APPROPRIATE.


                                                 LESSEE: NETWORK PLUS, INC.